UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) March 2, 2007
GENESIS MICROCHIP INC.
(Exact name of registrant as specified in its charter)
Delaware	000-33477	77-0584301
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2525 Augustine Drive Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 919-8400
(Registrant’s telephone number, including area code)

2150 Gold Street
Alviso, CA 95002
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

(a) Director and Officer Indemnification Agreement

On or about March 2, 2007, Genesis Microchip Inc. (the “Company”) entered into a new indemnification agreement (the “New Indemnification Agreement”) with each of its executive officers and each member of its Board of Directors as follows: Elias Antoun, President, CEO and Board member; Michael Healy, CFO; Hildy Shandell, Sr. VP, Corporate Development; Behrooz Yadegar, Sr. VP, Product Development; Ernest Lin, Sr. VP, Worldwide Sales; Anders Frisk, Executive Vice President; Jeffrey Lin, General Counsel; Ava Hahn, Associate General Counsel and Secretary; and Board members Jon Castor, Chieh Chang, Tim Christoffersen, Jeffrey Diamond, Robert H. Kidd and Chandrashekar M. Reddy.

The New Indemnification Agreement provides that in addition to the indemnification provisions of the company’s certificate of incorporation and bylaws, the company shall indemnify, defend and hold its indemnified directors and officers (the “Indemnitees”) harmless to the greatest extent possible under applicable law from and against any and all judgments, fines, penalties, amounts paid in settlement and any other amounts reasonably incurred or suffered by the Indemnitee (including attorneys’ fees) in connection with any claims to which Indemnitee is, was or at any time becomes a party by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company. The New Indemnification Agreement further provides that the Company shall pay any and all expenses reasonably incurred by Indemnitee in defending any claim, subject to certain limitations.

In addition, pursuant to the New Indemnification Agreements, the Company agrees to use commercially reasonable efforts to cause to be maintained in effect, for the duration of Indemnitee’s service as a director or officer or other agent of the Company, policies of liability insurance providing coverage for the Indemnitees that are at least substantially comparable in scope and coverage to that provided by the Company’s policies of directors’ and officers’ liability insurance in effect immediately prior to execution of the New Indemnification Agreements.

Upon execution of the New Indemnification Agreements, any prior indemnification agreements between the Company and each of the Indemnitees automatically terminated.

The foregoing summary of the material terms of the New Indemnification Agreement is qualified in its entirety by reference to such document which is filed hereto as Exhibit 10.1.

(b) “Tier 1” Change of Control Agreement with CEO

On March 2, 2007, Genesis Microchip Inc. entered into a change of control severance agreement with its Chief Executive Officer, Elias Antoun (“CEO Agreement”). The CEO Agreement will provide certain benefits upon an involuntary termination of Mr. Antoun’s employment following a change of control of the company. The agreement has a two-year term. The agreement generally provides that if, within 12 months after the change of control of the company, Mr. Antoun’s employment is involuntarily terminated or he resigns for good reason (each as defined in the CEO Agreement), and he signs a release of claims, then he will be entitled to (i) a lump sum severance payment equal to 12 months base salary, (ii) an amount representing Mr. Antoun’s foregone annual bonus and (iii) accelerated vesting of fifty percent (50%) of Mr. Antoun’s then outstanding, unvested equity compensation awards. The amount of Mr. Antoun’s foregone bonus is calculated by multiplying 50% of his annual base salary, as in effect on the date of his employment termination, by a fraction with a numerator equal to the number of days between the start of the company’s fiscal year during which the termination occurs and the termination date and a denominator equal to 365. Further, the Company will reimburse Mr. Antoun for the premiums paid for the continued coverage of his (and any eligible dependents) under the Company’s medical, dental and vision plans at the same level of coverage in effect on the termination date for 12 months, or until Mr. Antoun becomes covered under similar plans.

The foregoing summary of the material terms of the CEO Agreement is qualified in its entirety by reference to such document which is filed hereto as Exhibit 10.2.

(c) “Tier 1” Change of Control Agreement with CFO

On March 2, 2007, Genesis Microchip Inc. entered into a change of control severance agreement with its Chief Financial Officer, Michael Healy (“CFO Agreement”). The CFO Agreement is identical to the CEO Agreement, except that Mr. Healy’s foregone annual bonus is calculated by multiplying 25% of his annual base salary, as in effect on the date of his employment termination, by a fraction with a numerator equal to the number of days between the start of the company’s fiscal year during which the termination occurs and the termination date and a denominator equal to 365.

The foregoing summary of the material terms of the CFO Agreement is qualified in its entirety by reference to such document which is filed hereto as Exhibit 10.3.

(d) “Tier 2” Change of Control Agreement with Other Executives

On March 2, 2007, Genesis Microchip Inc. entered into a change of control severance agreements (the “Change of Control Agreement”) with the following officers:

•	Anders Frisk, Executive Vice President
•	Behrooz Yadegar, Sr. VP, Product Development
•	Ernest Lin, Sr. VP, Worldwide Sales
•	Jeffrey Lin, General Counsel
•	Ava Hahn, Associate General Counsel & Secretary

The Change of Control Agreement provides for certain benefits upon an involuntary termination (as defined in the Change of Control Agreement) of each officer’s employment following a change of control of the company. The Change of Control Agreement has a two-year term. The Change of Control Agreement generally provides that if, within 12 months after the change of control of the company, the officer’s employment is involuntarily terminated or s/he resigns for good reason, and s/he signs a release of claims, then s/he will be entitled to a lump sum severance payment equal to six months base salary and accelerated vesting of twenty-five percent (25%) of the officer’s then outstanding, unvested equity compensation awards. Further, the Company will reimburse the officer for the premiums paid for the continued coverage of his/her (and any eligible dependents) under the Company’s medical, dental and vision plans at the same level of coverage in effect on the termination date for six months, or until the officer becomes covered under similar plan.

The foregoing summary of the material terms of the Change of Control Agreement is qualified in its entirety by reference to such document which is filed hereto as Exhibit 10.4.

In addition to the above, Mr. Frisk’s Change of Control Agreement becomes effective as of August 1, 2007 and is in no way intended to affect his rights under his existing Change of Control Severance Agreement dated March 14, 2003 and as amended August 14, 2006. The foregoing summary of Mr. Frisk’s Change of Control Agreement is qualified in its entirety by reference to such document which is filed hereto as Exhibit 10.5

1.02 Termination of a Material Definitive Agreement

Upon the execution of the New Indemnification Agreements described under sub heading (a) of Item 1.01 above, the previous indemnification agreements (the “Previous Indemnification Agreement”) between and the Company and each of the following directors and officers of the Company automatically terminated: Elias Antoun, President, CEO and Board member; Michael Healy, CFO; Hildy Shandell, Sr. VP, Corporate Development; Behrooz Yadegar, Sr. VP, Product Development; Ernest Lin, Sr. VP, Worldwide Sales; Anders Frisk, Executive Vice President; Jeffrey Lin, General Counsel; Ava Hahn, Associate General Counsel and Secretary; and Board members Jon Castor, Chieh Chang, Tim Christoffersen, Jeffrey Diamond, Robert H. Kidd and Chandrashekar M. Reddy.

Pursuant to the Previous Indemnification Agreement, the directors and officers who were parties thereto, were indemnified by the Company (and the Company agreed to the advancement of certain expenses in connection therewith) against claims brought against such directors and officers in connection with their service to the Company.

The foregoing summary of the material terms of the Previous Indemnification Agreement is qualified in its entirety by reference to such document which was filed by the Company as Exhibit 10.27 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 filed with the SEC on June 10, 2004.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Director & Officer Indemnification Agreement
10.2	“Tier 1” Change of Control Severance Agreement dated March 2, 2007 between Elias Antoun and the Company
10.3	“Tier 1” Change of Control Severance Agreement dated March 2, 2007 between Michael Healy and the Company
10.4	Form of “Tier 2” Change of Control Severance Agreement between other officers and the Company
10.5	“Tier 2” Change of Control Severance Agreement effective as of August 1, 2007 between Anders Frisk and the Company

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: March 6, 2007	By:	/s/ Michael Healy
Name: Michael Healy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	Form of Director & Officer Indemnification Agreement
10.2	“Tier 1” Change of Control Severance Agreement dated March 2, 2007 between Elias Antoun and the Company
10.3	“Tier 1” Change of Control Severance Agreement dated March 2, 2007 between Michael Healy and the Company
10.4	Form of “Tier 2” Change of Control Severance Agreement between other officers and the Company
10.5	“Tier 2” Change of Control Severance Agreement effective as of August 1, 2007 between Anders Frisk and the Company